UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported)   July 6, 1998  (June 30, 1998)

Commission File Number                        0-11655

                                NTS-PROPERTIES IV
             (Exact name of registrant as specified in its charter)

         Kentucky                                       61-1026356
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)                No.)

   10172 Linn Station Road
   Louisville, Kentucky                                     40223
(Address of principal executive                          (Zip Code)
offices)

Registrant's telephone number,
including area code                                    (502) 426-4800

                                 Not Applicable
               Former name, former address and former fiscal year,
                          if changed since last report




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Item 5.   Other Items

On February 1, 1996, NTS-Properties IV, Ltd.(the "Partnership") established an Interest Repurchase Reserve pursuant to Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. Under Section 16.4, limited partners may request the Partnership to repurchase their respective interests (Units) in the Partnership.

As of June 30, 1998, NTS-Properties IV has elected to fund an additional amount of $16,065 to bring its current Interest Repurchase Reserve to $73,185. With this funding, the Partnership will be able to repurchase up to 357 Units at a price of $205.00 per Unit. The Partnership intends to notify the limited partners of the additional funding and of the new price by letter dated July 2 1998.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NTS-PROPERTIES IV
                                            (Registrant)



                                      BY: NTS-Properties Associates IV
                                          BY:  NTS Capital Corporation,
                                               General Partner


                                          /s/ Lynda J. Wilbourn
                                          -------------------
                                          Lynda J. Wilbourn
                                          Vice President



Date:    July 6, 1998




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